Exhibit 99.2

ESSEX

PROPERTY TRUST, INC.

FOURTH QUARTER 2016

EARNINGS RELEASE & SUPPLEMENTAL FINANCIAL INFORMATION

EMERSON VALLEY VILLAGE

144 UNITS

LOS ANGELES, CA

INVESTOR RELATIONS

Barb Pak

Vice President of Finance & Investor Relations

(650) 655-7800

ESSEX PROPERTY TRUST, INC.

1100 Park Place, Suite 200

San Mateo, CA 94403

(650) 655-7800

Q4 2016 Supplemental
 Table of Contents

Page(s)
Consolidated Operating Results	S-1 – S-2
Consolidated Funds From Operations	S-3
Consolidated Balance Sheets	S-4
Debt Summary – December 31, 2016	S-5
Capitalization Data, Public Bond Covenants, Credit Ratings, and Selected Credit Ratios – December 31, 2016	S-6
Portfolio Summary by County – December 31, 2016	S-7
Operating Income by Quarter – December 31, 2016	S-8
Same-Property Revenue Results by County – Quarters ended December 31, 2016 and 2015, and September 30, 2016	S-9
Same-Property Revenue Results by County – Years ended December 31, 2016 and 2015	S-9.1
Same-Property Operating Expenses	S-10
Development Pipeline – December 31, 2016	S-11
Redevelopment Pipeline – December 31, 2016	S-12
Capital Expenditures – December 31, 2016	S-12.1
Co-Investments – December 31, 2016	S-13
Assumptions for 2017 FFO Guidance Range	S-14
Summary of Apartment Community Acquisitions and Dispositions Activity	S-15
2017 MSA Level Forecast: Supply, Jobs and Apartment Market Conditions	S-16
Reconciliations of Non-GAAP Financial Measures and Other Terms	S-17.1 – S-17.4

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Twelve Months Ended
(Dollars in thousands, except share and per share amounts)	December 31,		December 31,
	2016	2015	2016	2015

Revenues:
Rental and other property	$326,905	$308,646	$1,285,723	$1,185,498
Management and other fees	2,133	2,100	8,278	8,909
	329,038	310,746	1,294,001	1,194,407

Expenses:
Property operating	98,997	92,141	388,927	363,508
Depreciation and amortization	111,835	116,477	441,682	453,423
General and administrative	12,224	8,867	40,751	40,090
Merger and integration expenses	-	-	-	3,798
Acquisition and investment related costs	462	1,057	1,841	2,414
	223,518	218,542	873,201	863,233
Earnings from operations	105,520	92,204	420,800	331,174

Interest expense, net (1)	(52,291)	(50,771)	(207,938)	(199,172)
Interest and other income	7,745	4,323	27,305	19,143
Equity income from co-investments	9,766	5,899	48,698	21,861
Loss on early retirement of debt	(395)	(6,114)	(606)	(6,114)
Gain on sale of real estate and land	134,303	40,221	154,561	47,333
Deferred tax expense on gain on sale of real estate and land	(131)	-	(4,410)	-
Gain on remeasurement of co-investment	-	-	-	34,014
Net income	204,517	85,762	438,410	248,239
Net income attributable to noncontrolling interest	(8,948)	(4,824)	(23,431)	(16,119)
Net income attributable to controlling interest	195,569	80,938	414,979	232,120
Dividends to preferred stockholders	-	(1,314)	(1,314)	(5,255)
Excess of redemption value of preferred stock over the carrying value	-	-	(2,541)	-
Net income available to common stockholders	$195,569	$79,624	$411,124	$226,865

Net income per share - basic	$2.98	$1.22	$6.28	$3.50

Shares used in income per share - basic	65,520,788	65,336,773	65,471,540	64,871,717

Net income per share - diluted	$2.98	$1.22	$6.27	$3.49

Shares used in income per share - diluted	65,829,180	65,519,438	65,587,816	65,061,685

(1)	Refer to page S-17.2, the section titled “Interest Expense, Net” for additional information.
See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Consolidated Operating Results	Three Months Ended		Twelve Months Ended
Selected Line Item Detail	December 31,		December 31,
(Dollars in thousands)	2016	2015	2016	2015

Rental and other property
Rental	$305,220	$288,119	$1,201,995	$1,108,758
Other property	21,685	20,527	83,728	76,740
Rental and other property	$326,905	$308,646	$1,285,723	$1,185,498

Property operating expenses
Real estate taxes	$34,622	$30,734	$139,162	$128,555
Administrative and insurance	19,954	18,765	78,887	74,868
Maintenance and repairs	20,385	20,352	76,258	73,002
Utilities	16,518	15,988	64,354	62,196
Property management	7,518	6,302	30,266	24,887
Property operating expenses	$98,997	$92,141	$388,927	$363,508

Interest and other income
Marketable securities and other interest income	$4,353	$4,323	$16,996	$14,475
Gain on sale of marketable securities and other investments	2,843	-	5,719	598
Insurance reimbursements, legal settlements and other	549	-	4,590	4,070
Interest and other income	$7,745	$4,323	$27,305	$19,143

Equity income from co-investments
Equity income from co-investments	$4,458	$3,541	$19,269	$9,716
Income from preferred equity investments	5,308	2,358	16,383	9,999
Gain on sale of co-investment communities	-	-	13,046	-
Co-investment promote income	-	-	-	192
Income from early redemption of preferred equity investments	-	-	-	1,954
Equity income from co-investments	$9,766	$5,899	$48,698	$21,861

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$6,632	$2,710	$14,089	$7,824
DownREIT limited partners’ distributions	1,423	1,297	5,705	5,191
Third-party ownership interest	893	817	3,637	3,104
Noncontrolling interest	$8,948	$4,824	$23,431	$16,119

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Consolidated Funds From Operations (1)	Three Months Ended			Twelve Months Ended
(Dollars in thousands, except share and per share amounts and in footnotes)	December 31,			December 31,
	2016	2015	% Change	2016	2015	% Change

Funds from operations attributable to common stockholders and unitholders (FFO)
Net income available to common stockholders	$195,569	$79,624		$411,124	$226,865
Adjustments:
Depreciation and amortization	111,835	116,477		441,682	453,423
Gains not included in FFO	(134,303)	(40,221)		(167,607)	(81,347)
Deferred tax expense on gain on sale of real estate and land - Taxable REIT Subsidiary activity	131	-		4,410	-
Depreciation add back from unconsolidated co-investments	13,619	13,004		50,956	49,826
Noncontrolling interest related to Operating Partnership units	6,632	2,710		14,089	7,824
Insurance reimbursements (2)	-	-		-	(1,751)
Depreciation attributable to third party ownership and other (3)	(6)	(28)		(9)	(781)
Funds from operations attributable to common stockholders and unitholders	$193,477	$171,566		$754,645	$654,059
FFO per share-diluted	$2.85	$2.53	12.6%	$11.12	$9.72	14.4%

Components of the change in FFO
Non-core items:
Merger and integration expenses	$-	$-		$-	$3,798
Acquisition and investment related costs	462	1,057		1,841	2,414
Gain on sale of marketable securities and other investments	(2,843)	-		(5,719)	(598)
Interest rate hedge ineffectiveness (4)	(250)	-		(250)	-
Loss on early retirement of debt	395	6,114		606	6,114
Co-investment promote income	-	-		-	(192)
Income from early redemption of preferred equity investments	-	-		-	(1,954)
Excess of redemption value of preferred stock over the carrying value	-	-		2,541	-
Insurance reimbursements, legal settlements, and other, net	(429)	(444)		(4,470)	(2,970)
Core funds from operations attributable to common stockholders and unitholders	190,812	178,293		749,194	660,671
Core FFO per share-diluted	$2.81	$2.63	6.8%	$11.04	$9.82	12.4%

Changes in core items:
Same-property NOI	$13,202			$58,192
Non-same property NOI	(1,799)			17,364
Management and other fees, net	33			(256)
FFO from co-investments	4,482			16,899
Interest and other income	150			2,641
Interest expense	(1,270)			(8,516)
General and administrative	(2,913)			(217)
Other items, net	634			2,416
	$12,519			$88,523

Weighted average number of shares outstanding diluted (5)	67,915,332	67,785,975		67,889,505	67,310,148

(1)	Refer to page S-17.1, the section titled “Funds from Operations (“FFO”)” for additional information on the Company’s definition and use of FFO and Core FFO.
(2)	Insurance reimbursements for replacement costs related to a flood at one of our properties.
(3)
The Company consolidates Hidden Valley and Hillsdale Garden Apartments. Noncontrolling interest’s share of net operating income in these investments for the three and twelve months ended December 31, 2016 was $1.1 million and $4.2 million respectively.

(4)
Interest rate swaps generally are adjusted to fair value through other comprehensive income (loss). However, because certain of our interest rate swaps do not have a 0% LIBOR floor, while related hedged debt in these cases is subject to a 0% LIBOR floor, the portion of the change in fair value of these interest rate swaps attributable to this mismatch is recorded as noncash interest rate hedge ineffectiveness through interest expense.

(5)
Assumes conversion of all outstanding operating partnership interests in the Operating Partnership and excludes all DownREIT units for which the Operating Partnership has the ability and intention to redeem the DownREIT limited partnership units for cash and does not consider them to be common stock equivalents.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Consolidated Balance Sheets
(Dollars in thousands)
	December 31, 2016	December 31, 2015

Real Estate:
Land and land improvements	$2,559,743	$2,522,842
Buildings and improvements	10,116,563	9,808,627
	12,676,306	12,331,469
Less: accumulated depreciation	(2,311,546)	(1,949,892)
	10,364,760	10,381,577
Real estate under development	190,505	242,326
Co-investments	1,161,275	1,036,047
Real estate held for sale, net	101,957	26,879
	11,818,497	11,686,829
Cash and cash equivalents, including restricted	170,302	123,055
Marketable securities	139,189	137,485
Notes and other receivables	40,970	19,285
Prepaid expenses and other assets (1)	48,450	41,730
Total assets	$12,217,408	$12,008,384

Unsecured debt, net	$3,246,779	$3,088,680
Mortgage notes payable, net	2,191,481	2,215,077
Lines of credit (1)	125,000	15,000
Other liabilities	317,227	307,152
Total liabilities	5,880,487	5,625,909
Redeemable noncontrolling interest	44,684	45,452
Equity:
Common stock	6	6
Cumulative redeemable preferred stock, liquidation value	-	73,750
Additional paid-in capital	7,029,679	7,003,317
Distributions in excess of accumulated earnings	(805,409)	(797,329)
Accumulated other comprehensive loss, net	(32,098)	(42,011)
Total stockholders’ equity	6,192,178	6,237,733
Noncontrolling interest	100,059	99,290
Total equity	6,292,237	6,337,023

Total liabilities and equity	$12,217,408	$12,008,384

(1)	Lines of credit exclude unamortized debt issuance costs as of December 31, 2016 and 2015, respectively. Such debt issuance costs are included in prepaid expenses and other assets.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - December 31, 2016
(Dollars in thousands, except in footnotes)

				Scheduled principal payments, unamortized premiums (discounts) and (debt issuance costs) are as follows - excludes lines of credit:

								Weighted Average Interest Rate	Percentage of Total Debt
		Weighted Average
	Balance Outstanding	Interest Rate	Maturity in Years		Unsecured	Secured	Total
Unsecured Debt, net
Bonds private - fixed rate	$315,000	4.5%	3.6	2017	$340,000	$82,796	$422,796	2.7%	7.8%
Bonds public - fixed rate	2,850,000	3.5%	6.3	2018	-	301,575	301,575	5.3%	5.6%
Term loan (1)	100,000	2.3%	5.1	2019	75,000	576,954	651,954	3.6%	12.0%
Unamortized net premiums and debt issuance costs	(18,221)	-	-	2020	-	693,868	693,868	4.8%	12.8%
	3,246,779	3.5%	6.0	2021	500,000	51,584	551,584	4.3%	10.2%
Mortgage Notes Payable, net				2022	400,000	41,355	441,355	3.4%	8.2%
Fixed rate - secured	1,866,381	4.7%	3.3	2023	600,000	846	600,846	3.6%	11.1%
Variable rate - secured (2)	281,709	1.2%	19.4	2024	400,000	925	400,925	4.0%	7.4%
Unamortized premiums and debt issuance costs	43,391	-	-	2025	500,000	14,611	514,611	3.5%	9.5%
Total mortgage notes payable	2,191,481	4.3%	5.4	2026	450,000	53,593	503,593	3.4%	9.3%
				2027	-	164,696	164,696	2.4%	3.0%
Unsecured Lines of Credit				Thereafter	-	165,287	165,287	1.4%	3.1%
Line of credit (3)	125,000	1.8%		Subtotal	3,265,000	2,148,090	5,413,090	3.8%	100.0%
Line of credit (4)	-	-		Debt Issuance Costs	(18,090)	(7,422)	(25,512)	NA	NA
Total lines of credit	125,000	1.8%		Premiums/(Discounts)	(131)	50,813	50,682	NA	NA
				Total	$3,246,779	$2,191,481	$5,438,260	3.8%	100.0%
Total debt, net	$5,563,260	3.8%

Capitalized interest for the three and twelve months ended December 31, 2016 was approximately $3.1 million and $12.5 million, respectively.

(1)
The unsecured term loan has a variable interest rate of LIBOR plus 0.95%. The Company has interest rate swap contracts with an aggregate notional amount of $175 million, $150 million of which relates to forward starting swaps. The remaining $25 million effectively converts the interest rate on $25 million of the $100 million of the term loan to a fixed rate of 2.4%.

(2)	$281.7 million of variable rate debt is tax exempt to the note holders. $20.7 million is subject to interest rate cap protection agreements.
(3)
The unsecured line of credit facility aggregates to $1 billion. In January 2017, the line maturity was extended to December 2020 with one 18-month extension, exercisable at the Company’s option. The underlying interest rate on this line is based on a tiered rate structure tied to the Company’s corporate ratings and is currently at LIBOR plus 0.90%.

(4)
The unsecured line of credit facility is $25 million and is scheduled to mature in January 2018. The underlying interest rate on this line is based on a tiered rate structure tied to the Company’s corporate ratings and is currently at LIBOR plus 0.90%.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - December 31, 2016
(Dollars and shares in thousands, except per share amounts)

Capitalization Data				Public Bond Covenants (1)	Actual	Requirement
Total debt, net			$5,563,260
				Adjusted Debt to Adjusted Total Assets:	38%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding			65,528
Limited partnership units (1)			2,313
Options-treasury method			108	Secured Debt to Adjusted Total Assets:	15%	< 40%
Total shares of common stock and potentially dilutive securities			67,949

Common stock price per share as of December 31, 2016			$232.50
				Interest Coverage:	390%	> 150%
Total equity capitalization			$15,798,143

Total market capitalization			$21,361,403	Unsecured Debt Ratio (2):	282%	> 150%

Ratio of debt to total market capitalization			26.0%
				Selected Credit Ratios (3)	Actual
Credit Ratings
Rating Agency	Rating	Outlook		Net Indebtedness Divided by Adjusted EBITDA:	5.9
Fitch	BBB+	Stable
Moody’s	Baa1	Stable		Unencumbered NOI to Adjusted Total NOI:	67%
Standard & Poor’s	BBB+	Stable
				(1)	Refer to page S-17.4 for additional information on the Company’s Public Bond Covenants.
(1)	Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company’s common stock.			(2)	Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
				(3)	Refer to pages S-17.1 to S-17.4, the section titled “Reconciliations of Non-GAAP Financial Measures and Other Terms” for additional information on the Company’s Selected Credit Ratios.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Portfolio Summary as of December 31, 2016

	Apartment Homes				Average Monthly Rental Rate (1)			Percent of NOI (2)
Region - County	Consolidated (3)	Unconsolidated Co-investments (4)	Apartment Homes in Development (5)	Total	Consolidated	Unconsolidated Co-investments (6)	Total (7)	Consolidated	Unconsolidated Co-investments (6)	Total (7)

Southern California
Los Angeles County	9,657	1,418	-	11,075	$2,317	$2,007	$2,295	20.0%	11.8%	19.1%
Orange County	5,553	1,379	-	6,932	2,052	1,796	2,024	10.7%	9.1%	10.6%
San Diego County	5,203	616	-	5,819	1,814	1,652	1,805	9.1%	4.3%	8.6%
Ventura County	2,577	693	-	3,270	1,675	1,964	1,710	4.4%	4.0%	4.4%
Other Southern CA	623	249	-	872	1,567	1,525	1,560	0.9%	1.5%	1.0%
Total Southern California	23,613	4,355	-	27,968	2,049	1,856	2,033	45.1%	30.7%	43.7%

Northern California
Santa Clara County	6,028	2,775	852	9,655	2,657	2,665	2,658	16.2%	29.3%	17.4%
Alameda County	2,954	1,732	251	4,937	2,457	2,335	2,428	6.7%	14.9%	7.4%
San Mateo County	1,830	197	320	2,347	2,790	2,846	2,793	5.2%	2.7%	5.0%
Contra Costa County	2,270	49	-	2,319	2,244	4,424	2,268	5.0%	0.5%	4.6%
San Francisco	1,341	463	545	2,349	3,045	3,328	3,090	3.7%	7.2%	4.1%
Other Northern CA	96	-	-	96	2,739	-	2,739	0.3%	-	0.3%
Total Northern California	14,519	5,216	1,968	21,703	2,605	2,641	2,610	37.1%	54.6%	38.8%

Seattle Metro	10,239	1,958	-	12,197	1,724	1,602	1,713	17.8%	14.7%	17.5%

Total	48,371	11,529	1,968	61,868	$2,148	$2,179	$2,150	100.0%	100.0%	100.0%

(1)
Average monthly rental rate is defined as the total potential monthly rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes) divided by the number of apartment homes.

(2)	Actual NOI for the quarter ended December 31, 2016. See the section titled “Net Operating Income (“NOI”) and Same-Property NOI Reconciliations” on page S-17.3.
(3)	Includes all apartment communities with rents.
(4)	Includes one rental income producing development community in lease-up which consists of 255 apartment homes.
(5)	Includes development communities with no rental income.
(6)	Co-investment amounts weighted for Company’s pro rata share.
(7)	At Company’s pro rata share.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Operating Income by Quarter (1)
(Dollars in thousands, except in footnotes)

	Apartment Homes	Q4 ’16	Q3 ’16	Q2 ’16	Q1 ’16	Q4 ’15

Rental and other property revenues:
Same-property	44,157	$284,266	$283,394	$276,867	$271,822	$268,757
Acquisitions (2)	2,640	18,508	17,821	17,463	15,856	12,941
Development (3)	624	7,030	7,108	6,780	6,292	5,146
Redevelopment	680	4,621	4,649	4,609	4,406	4,293
Non-residential/other, net (4)	270	12,480	14,106	13,843	13,802	17,509
Total rental and other property revenues	48,371	326,905	327,078	319,562	312,178	308,646

Property operating expenses:
Same-property		84,875	85,842	82,940	81,830	$82,568
Acquisitions (2)		7,143	6,367	6,013	5,575	4,312
Development (3)		2,387	2,342	2,299	2,108	1,383
Redevelopment		1,608	1,204	1,466	1,507	1,653
Non-residential/other, net (4) (5)		2,984	3,606	3,361	3,470	2,225
Total property operating expenses		98,997	99,361	96,079	94,490	92,141

Net operating income (NOI):
Same-property		199,391	197,552	193,927	189,992	186,189
Acquisitions (2)		11,365	11,454	11,450	10,281	8,629
Development (3)		4,643	4,766	4,481	4,184	3,763
Redevelopment		3,013	3,445	3,143	2,899	2,640
Non-residential/other, net (4)		9,496	10,500	10,482	10,332	15,284
Total NOI		$227,908	$227,717	$223,483	$217,688	$216,505

Same-property metrics
Operating margin		70%	70%	70%	70%	69%
Annualized turnover (6)		47%	63%	56%	45%	45%
Financial occupancy (7)		96.7%	96.5%	96.1%	96.0%	96.0%

(1)	Includes consolidated communities only.
(2)	Acquisitions include properties acquired which did not have comparable stabilized results as of January 1, 2015.
(3)	Development includes properties developed which did not have comparable stabilized results as of January 1, 2015.
(4)	Other real estate assets consists mainly of retail space, commercial properties, boat slips, held for sale properties, and disposition properties.
(5)
Includes other expenses and intercompany eliminations pertaining to self-insurance. In Q4’15 there were $1.9 million in reductions to operating expenses related to changes in prior period property tax estimates.

(6)	Annualized turnover is defined as the number of apartment homes turned over during the quarter, annualized, divided by the total number of apartment homes.
(7)
Financial occupancy is defined as the percentage resulting from dividing actual rental revenue by total potential rental revenue (actual rent for occupied apartment homes plus market rent for vacant apartment homes).

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Same-Property Results by County - Fourth Quarter 2016 vs. Fourth Quarter 2015 and Third Quarter 2016
(Dollars in thousands, except average monthly rental rates)

			Average Monthly Rental Rate			Financial Occupancy			Gross Revenues			Sequential Gross Revenues
Region - County	Apartment Homes	Q4 ’16 % of Actual NOI	Q4 ’16	Q4 ’15	% Change	Q4 ’16	Q4 ’15	% Change	Q4 ’16	Q4 ’15	% Change	Q3 ’16	% Change

Southern California
Los Angeles County	6,984	16.8%	$2,288	$2,188	4.6%	96.5%	95.9%	0.6%	$48,368	$45,853	5.5%	$48,088	0.6%
Orange County	5,553	11.8%	2,052	1,954	5.0%	96.8%	96.2%	0.6%	34,630	32,770	5.7%	34,330	0.9%
San Diego County	4,961	9.5%	1,798	1,709	5.2%	96.9%	95.9%	1.0%	27,418	25,786	6.3%	27,386	0.1%
Ventura County	2,577	4.9%	1,675	1,598	4.8%	97.2%	96.2%	1.0%	13,482	12,645	6.6%	13,300	1.4%
Other Southern CA	623	1.0%	1,567	1,516	3.4%	98.4%	99.0%	-0.6%	3,040	2,959	2.7%	2,766	9.9%
Total Southern California	20,698	44.0%	2,009	1,917	4.8%	96.8%	96.1%	0.7%	126,938	120,013	5.8%	125,870	0.8%

Northern California
Santa Clara County	5,742	17.1%	2,650	2,560	3.5%	97.0%	95.9%	1.1%	46,127	44,231	4.3%	46,414	-0.6%
Alameda County	2,730	6.7%	2,434	2,331	4.4%	94.2%	95.0%	-0.8%	19,647	19,101	2.9%	20,217	-2.8%
San Mateo County	1,566	4.8%	2,686	2,560	4.9%	97.4%	96.4%	1.0%	13,067	12,242	6.7%	13,015	0.4%
Contra Costa County	2,270	5.5%	2,244	2,139	4.9%	97.4%	96.6%	0.8%	15,577	14,799	5.3%	15,668	-0.6%
San Francisco	816	2.1%	2,464	2,394	2.9%	96.2%	96.1%	0.1%	6,038	5,884	2.6%	5,921	2.0%
Other Northern CA	96	0.3%	2,739	2,503	9.4%	98.5%	99.5%	-1.0%	806	731	10.3%	744	8.3%
Total Northern California	13,220	36.5%	2,529	2,429	4.1%	96.5%	95.9%	0.6%	101,262	96,988	4.4%	101,979	-0.7%

Seattle Metro	10,239	19.5%	1,724	1,599	7.8%	96.7%	96.1%	0.6%	56,066	51,756	8.3%	55,545	0.9%

Total Same-Property	44,157	100.0%	$2,099	$1,997	5.1%	96.7%	96.0%	0.7%	$284,266	$268,757	5.8%	$283,394	0.3%

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Same-Property Revenue Results by County - Twelve months ended December 31, 2016 vs. Twelve months ended December 31, 2015
(Dollars in thousands, except average monthly rental rates)

		YTD	Average Monthly Rental Rate			Financial Occupancy			Gross Revenues
Region - County	Apartment Homes	2016 % of Actual NOI	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change	YTD 2016	YTD 2015	% Change

Southern California
Los Angeles County	6,984	16.9%	$2,254	$2,139	5.4%	96.3%	95.8%	0.5%	$190,164	$178,889	6.3%
Orange County	5,553	11.8%	2,015	1,914	5.3%	96.4%	96.2%	0.2%	135,674	128,897	5.3%
San Diego County	4,961	9.3%	1,767	1,667	6.0%	96.3%	95.5%	0.8%	107,316	100,157	7.1%
Ventura County	2,577	4.8%	1,645	1,557	5.7%	96.7%	96.3%	0.4%	52,588	49,523	6.2%
Other Southern CA	623	1.0%	1,552	1,464	6.0%	96.4%	96.8%	-0.4%	11,706	11,148	5.0%
Total Southern California	20,698	43.8%	1,976	1,873	5.5%	96.4%	95.9%	0.5%	497,448	468,614	6.2%

Northern California
Santa Clara County	5,742	17.3%	2,635	2,482	6.2%	96.6%	96.2%	0.4%	183,322	171,971	6.6%
Alameda County	2,730	7.1%	2,403	2,236	7.5%	95.3%	95.7%	-0.4%	79,167	73,984	7.0%
San Mateo County	1,566	4.8%	2,650	2,480	6.9%	96.7%	96.3%	0.4%	51,134	47,515	7.6%
Contra Costa County	2,270	5.6%	2,216	2,067	7.2%	96.9%	96.5%	0.4%	61,489	57,282	7.3%
San Francisco	816	2.1%	2,434	2,323	4.8%	95.0%	95.5%	-0.5%	23,545	22,639	4.0%
Other Northern CA	96	0.3%	2,594	2,280	13.8%	96.9%	97.2%	-0.3%	2,985	2,628	13.6%
Total Northern California	13,220	37.2%	2,504	2,348	6.6%	96.3%	96.1%	0.2%	401,642	376,019	6.8%

Seattle Metro	10,239	19.0%	1,680	1,555	8.0%	96.1%	96.1%	0.0%	217,259	201,417	7.9%

Total Same-Property	44,157	100.0%	$2,066	$1,942	6.4%	96.3%	96.0%	0.3%	$1,116,349	$1,046,050	6.7%

See Company’s 10-K and 10-Q for additional disclosures
S-9.1

E S S E X  P R O P E R T Y  T R U S T, I N C.

Same-Property Operating Expenses - Quarter and Year to Date as of December 31, 2016 and 2015
(Dollars in thousands)

	Q4 ’16	Q4’15	% Change	% of Op. Ex.	YTD 2016	YTD 2015	% Change	% of Op. Ex.

Same-property operating expenses:
Real estate taxes	$27,951	$27,797	0.6%	32.9%	$114,520	$112,326	2.0%	34.1%
Maintenance and repairs	17,914	17,847	0.4%	21.1%	66,750	64,473	3.5%	19.9%
Administrative	15,210	14,741	3.2%	17.9%	60,585	58,913	2.8%	18.1%
Utilities	14,391	13,916	3.4%	17.0%	56,017	54,635	2.5%	16.7%
Management fees (1)	6,656	5,495	21.1%	7.8%	26,603	21,947	21.2%	7.9%
Insurance	2,753	2,772	-0.7%	3.3%	11,012	11,086	-0.7%	3.3%
Total same-property operating expenses	$84,875	$82,568	2.8%	100.0%	$335,487	$323,380	3.7%	100.0%

(1)	Reflects the Company’s change to property management fee allocation.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Development Pipeline - December 31, 2016
(Dollars in millions, except per apartment home amounts in thousands and except in footnotes)

Project Name	Location	Ownership %	Estimated Apartment Homes	Estimated Commercial sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Essex Est. Total Cost (1)	Cost per Apartment Home (2)	Average % Occupied (3)	% Leased (3)	Construction Start	Initial Occupancy	Stabilized Operations

Development Projects - Consolidated (4)
Station Park Green (5)	San Mateo, CA	100%	320	35,000	$78	$161	$239	$239	$693	0.0%	0.0%	Q3 2015	Q1 2018	Q4 2018
Gateway Village (6)	Santa Clara, CA	100%	476	-	37	189	226	226	475	0.0%	0.0%	Q3 2016	Q2 2018	Q3 2019
Total Development Projects - Consolidated			796	35,000	115	350	465	465	584

Land Held for Future Development - Consolidated
Other Projects (5)	Various	100%			80	-	80	80
Total Development Pipeline - Consolidated			796	35,000	195	350	545	545

Development Projects/Land Held for Future Development - Joint Venture (4)
The Galloway (at Owens)	Pleasanton, CA	55%	255	5,729	87	2	89	49	341	65.0%	79.0%	Q3 2014	Q2 2016	Q2 2017
The Galloway (at Hacienda)	Pleasanton, CA	55%	251	-	71	15	86	47	343	0.0%	0.0%	Q1 2015	Q1 2017	Q1 2018
Century Towers	San Jose, CA	50%	376	2,006	143	29	172	86	456	0.0%	7.2%	Q3 2014	Q1 2017	Q1 2018
500 Folsom (7)	San Francisco, CA	50%	545	6,000	107	308	415	208	751	0.0%	0.0%	Q4 2015	Q4 2018	Q2 2020
Total Development Projects - Joint Venture			1,427	13,735	408	354	762	390	$528

Grand Total - Development Pipeline			2,223	48,735	$603	$704	$1,307	935
Essex Cost Incurred to Date - Pro Rata								(407)
Essex Remaining Commitment								$528

(1)	The Company’s share of the estimated total costs of the project.
(2)	Net of the estimated allocation to the retail component of the project.
(3)	Calculations are based on multifamily operations only and are as of December 31, 2016. As of January 30, 2017, The Galloway (at Owens) was 85.0% leased and Century Towers was 14.9% leased.
(4)
For the fourth quarter of 2016, the Company’s cost includes $3.0 million of capitalized interest, $0.8 million of capitalized overhead and $0.6 million of development fees (such development fees reduced G&A expenses).

(5)	Reflects development of phases one and two. Costs incurred for phases three and four, which consist of 279 apartment homes, are included in Land Held for Future Development.
(6)	Cost incurred to date does not include a deduction of $4.7 million for accumulated depreciation recorded during the period when the property was held as a retail operating asset.
(7)	Estimated total cost is net of a projected value for low income housing tax credit proceeds and tax exempt bonds.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Redevelopment Pipeline - December 31, 2016
(Dollars in thousands)

		Total	Estimated	Estimated		NOI
	Apartment	Incurred	Remaining	Total	Project	For the year ended
Region/Project Name	Homes	To Date	Cost	Cost	Start Date	2016	2015

Same-property - Redevelopment Projects (1)
Southern California
Hamptons	215	$13,600	$10,000	$23,600	Q1 2014
The Hallie (formerly Monterras)	292	22,600	3,800	26,400	Q1 2014
Kings Road	196	1,200	10,900	12,100	Q4 2016
The Palms at Laguna Niguel	460	700	7,500	8,200	Q4 2016
Seattle Metro
Park Highland	250	10,100	2,400	12,500	Q4 2014
Total Same-Property - Redevelopment Projects	1,413	$48,200	$34,600	$82,800		$22,825	$20,644

Non-same property - Redevelopment Projects
Southern California
Bunker Hill Towers	456	$56,500	$30,900	$87,400	Q3 2013
Total Non-Same Property - Redevelopment Projects	456	$56,500	$30,900	$87,400		$7,134	$5,893

(1)	Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property results.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Capital Expenditures - December 31, 2016
(Dollars in thousands, except in footnotes and per apartment home amounts)

Revenue Generating Capital Expenditures (1) (2)	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Trailing 4 Quarters
Same-property portfolio	$14,776	$12,938	$12,851	$15,384	$55,949
Non-same property portfolio	5,248	7,287	6,486	8,297	27,318
Total revenue generating capital expenditures	$20,024	$20,225	$19,337	$23,681	$83,267

Number of same-property interior renovations completed	511	737	869	813	2,930
Number of total consolidated interior renovations completed	581	855	939	917	3,292

Non-Revenue Generating Capital Expenditures (3)	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Trailing 4 Quarters

Non-revenue generating capital expenditures	$19,224	$18,520	$16,595	$5,312	$59,651
Average apartment homes in quarter	48,712	49,053	49,053	48,933	48,938
Capital expenditures per apartment homes in the quarter	$395	$378	$338	$109	$1,219

(1)	The Company incurred $0.1 million of capitalized interest, $2.9 million of capitalized overhead and $0.2 million of co-investment redevelopment fees related to redevelopment in Q4 2016.
(2)
Represents revenue generating or expense saving expenditures such as full-scale redevelopments shown on page S-12, interior unit turn renovations, enhanced amenities and certain resource management initiatives.

(3)	Represents roof replacements, paving, building and mechanical systems, exterior painting, siding, etc.

See Company’s 10-K and 10-Q for additional disclosures
S-12.1

E S S E X  P R O P E R T Y  T R U S T, I N C.
	Essex		Total		Essex	Weighted	Remaining	For the Three	For the Twelve
	Ownership	Apartment	Undepreciated	Debt	Book	Average	Term of	Months Ended	Months Ended
Co-Investments - December 31, 2016	Percentage	Homes	Book Value	Amount	Value	Borrowing Rate	Debt (in Years)	December 31, 2016	December 31, 2016
(Dollars in thousands)								NOI

Wesco I, LLC	50.0%	2,275	$568,217	$305,778	$93,222	3.8%	8.4	$9,697	$37,621
Wesco III, LLC	50.0%	993	247,424	133,457	46,922	3.4%	3.7	3,650	14,242
Wesco IV, LLC	50.0%	1,116	303,298	198,000	40,543	3.8%	4.2	4,668	18,991
BEXAEW, LLC	50.0%	2,191	405,339	280,000	47,963	3.4%	4.2	6,867	28,302
BEX II, LLC	50.1%	871	306,524	21,277	19,078	2.6%	1.8	776 (3)	776 (3)
CPPIB	55.0%	1,977	782,295	-	422,068	-	-	11,046	42,984
Palm Valley	50.0%	1,098	370,832	219,974	68,396	2.5%	0.1	5,497	21,770
Other	50.0% - 55.0%	753	273,815	186,171	43,713	3.0%	3.6	3,375	12,157
Total Operating Non-Consolidated Joint Ventures		11,274	$3,257,744	$1,344,657	$781,905	3.3%	4.3	$45,576	$176,843
Development Non-Consolidated Joint Ventures (1)	50.0% - 55.0%	1,427	407,850	69,945	157,317	3.3%	0.7	557	828
Total Non-Consolidated Joint Ventures		12,701	$3,665,594	$1,414,602	$939,222			$46,133	$177,671

								Essex Portion of NOI and Expenses
NOI								$23,641	$91,134
Depreciation								(13,619)	(50,956)
Interest expense and other								(5,564)	(20,909)
Promote income								-	13,046
Net income from operating co-investments								$4,458	$32,315

						Weighted Average Preferred Return	Weighted Average Expected Term	Income from Preferred Equity Investments
Income from preferred equity investments								$5,308	$16,383
Preferred Equity Investments (2)					$222,053	10.5%	3.0	$5,308	$16,383

Total Co-investments					$1,161,275			$9,766	$48,698

(1)	The Company has interests in four development co-investments, which are detailed on S-11.
(2)	As of December 31, 2016 the Company has invested in twelve preferred equity investments.
(3)
BEX II, LLC was formed in November 2016. In December 2016, the Company sold a minority membership interest in BEX II, LLC, which owns four apartment communities (Bridgeport, The Carlyle, Hillsborough Park, and Meadowood), for a total of $153.2 million. The Company accounts for BEX II, LLC under the equity method.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Assumptions for 2017 FFO Guidance Range
Q4 2016 Earnings Results Supplement

The guidance projections below are based on current expectations and are forward-looking. The guidance is given for Total and Core FFO. See pages S-17.1 to S-17.4 for the definitions of non-GAAP financial measures and other terms as well as the reconciliations of earnings per share (“EPS”) to FFO per share and Core FFO per share.

($’s in thousands, except share and per share data) (1)	2016	2017 Guidance Range
	Actuals	Low End	High End	Comments About Guidance
Net Operating Income (“NOI”)
Total NOI from consolidated communities	$896,796	$925,100	$942,200	Includes same-property growth of 2.50% to 4.25% and investment transactions completed through the end of January.

Accretion from acquisitions net of dispositions	-	1,300	2,300

Management Fees	8,278	8,700	9,700

Interest Expense
Interest expense, before capitalized interest	(220,674)	(228,700)	(225,200)
Interest capitalized	12,486	13,200	15,200
Net interest expense	(208,188)	(215,500)	(210,000)

Recurring Income and Expenses
Interest and other income	17,116	20,700	21,700
FFO from co-investments	86,608	93,000	96,000
General and administrative expense	(40,751)	(41,000)	(43,000)
Preferred dividends and non-controlling interest	(10,665)	(10,200)	(9,200)
Total recurring income and expenses	52,308	62,500	65,500
Non-Core Income and Expenses
Gain on sales of marketable securities and land	5,719	-	-
Loss on early retirement of debt and redemption costs	(3,147)	-	-
Acquisition and investment related costs	(1,841)	(1,100)	(1,700)
Other non-core adjustments	4,720	-	-
Total non-core income and expenses	5,451	(1,100)	(1,700)

Funds from Operations	$754,645	$781,000	$808,000

Funds from Operations per diluted share	$11.12	$11.46	$11.86

% Change - Funds from Operations	14.4%	3.1%	6.7%

Core Funds from Operations (excludes non-core items)	$749,194	$782,100	$809,700

Core Funds from Operations per diluted share	$11.04	$11.48	$11.88

% Change - Core Funds from Operations	12.4%	4.0%	7.6%

EPS - Diluted (2)	$6.27	$3.98	$4.38

Weighted average shares outstanding - FFO calculation	67,890	68,150	68,150

(1)	All non-core items are excluded from the YTD actuals and included in the non-core income and expense section of the FFO reconciliation.
(2)	See page S-17.3 for a reconciliation to EPS.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Summary of Apartment Community Acquisitions and Dispositions Activity
Year to date as of December 31, 2016
(Dollars in thousands, except average rent amounts and in footnotes)

Acquisitions (1)			Essex
		Apartment	Ownership			Contract		Price per	Average
Property Name	Location	Homes	Percentage	Entity	Date	Price		Apartment Home	Rent

Mio	San Jose, CA	103	100.0%	EPLP	Jan-16	$51,300		$498	$2,888
Form 15	San Diego, CA	242	100.0%	EPLP	Mar-16	97,400		402	2,221
	Q1 2016	345				$148,700		$431

Emerson Valley Village	Los Angeles, CA	144	100.0%	EPLP	Dec-16	$67,000		$465	$2,758
Ashton Sherman Village	Los Angeles, CA	264	100.0%	EPLP	Dec-16	118,000		447	2,559
	Q4 2016	408				$185,000		$453

	2016 Total	753				$333,700		$443

Dispositions (2) (3)			Essex
		Apartment	Ownership			Sales		Price per
Property Name	Location	Homes	Percentage	Entity	Date	Price		Apartment Home

The Heights	Chino Hills, CA	332	50.0%	JV	Jan-16	$93,800	(4)	$283
Harvest Park	Santa Rosa, CA	104	100.0%	EPLP	Feb-16	30,500		293
	Q1 2016	436				$124,300		$285

Canyon Creek	Northridge, CA	200	50.0%	JV	Apr-16	$53,500	(4)	$268
	Q2 2016	200				$53,500		$268

Tuscana	Tracy, CA	30	100.0%	EPLP	Oct-16	$6,700		$223
Candlewood North	Northridge, CA	189	100.0%	EPLP	Nov-16	43,600		231
	Q4 2016	219				$50,300		$230

	2016 Total	855				$228,100		$267

(1)
In November 2016, the Company converted its existing $12.9 million preferred equity investment in Marquis Apartments to a 50% joint venture common equity interest. Marquis is located in San Jose, CA and has 166 apartment homes. The Company accounts for this investment under the equity method.

(2)	In January 2016, the Company sold its former headquarters office building, located in Palo Alto, CA, for gross proceeds of $18.0 million.
(3)
In December 2016, the Company sold a minority membership interest in BEX II, LLC, which owns four apartment communities (Bridgeport, The Carlyle, Hillsborough Park, and Meadowood), comprised of 871 apartment homes, for a total of $153.2 million. The Company accounts for BEX II, LLC under the equity method.

(4)	The Heights and Canyon Creek sales prices represent the total sales price at 100%.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
2017 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions

	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs	% Growth	Economic Rent Growth

Los Angeles	10,750	6,550	17,300	0.7%	0.5%	69,800	1.6%	3.7%
Orange	6,550	4,650	11,200	1.6%	1.0%	36,400	2.3%	4.2%
San Diego	3,200	3,900	7,100	0.7%	0.6%	34,150	2.4%	5.2%
Ventura	450	375	825	0.7%	0.3%	5,100	1.7%	3.9%
So. Cal.	20,950	15,475	36,425	1.0%	0.6%	145,450	2.0%	4.2%

San Francisco	4,750	700	5,450	1.3%	0.8%	22,500	2.1%	2.2%
Oakland	2,850	5,250	8,100	0.9%	0.8%	19,000	1.7%	2.4%
San Jose	3,250	2,350	5,600	1.4%	0.8%	26,850	2.5%	2.6%
No. Cal.	10,850	8,300	19,150	1.2%	0.8%	68,350	2.2%	2.5%

Seattle	10,950	8,650	19,600	2.3%	1.6%	44,600	2.7%	4.6%

Weighted Average (4)	42,750	32,425	75,175	1.3%	0.9%	258,400	2.2%	3.6%

All data are based on Essex Property Trust, Inc. forecasts.
U.S. Economic Assumptions: 2017 G.D.P. Growth: 2.2%, 2017 Job Growth: 1.6%
(1)
Residential Supply: total supply includes the Company’s estimate of actual multifamily deliveries including properties with 50+ units and excludes student, senior and 100% affordable housing communities.  Single family estimates based on an average trailing 12 month single family permit. Previous presentations had included multifamily deliveries of 100+ units and excluded student, senior and 100% affordable housing.

(2)	Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.
(3)	Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for full year 2017 vs 2016 (excludes submarkets not targeted by Essex).
(4)	Weighted Average: markets weighted by scheduled rent in the Company’s Portfolio.

See Company’s 10-K and 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Reconciliations of Non-GAAP Financial Measures and Other Terms

Adjusted EBITDA Reconciliation

Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization) is a component of the credit ratio, “Net Indebtedness Divided by Adjusted EBITDA”, presented on page S-6, in the section titled “Selected Credit Ratios”, and it is not intended to be a measure of free cash flow for our management’s discretionary use, as it does not consider certain cash requirements such as income tax payments, debt service requirements, capital expenditures and other fixed charges. Adjusted EBITDA is not a recognized measurement under U.S. GAAP. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

The reconciliation of Adjusted EBITDA to Net Income available to common stockholders is presented in the table below (Dollars in thousands):

Three Months Ended
December 31,
2016
Net income available to common stockholders	$195,569
Add: Net income attributable to noncontrolling interest	8,948
Net Income	204,517
Adjustments:
Acquisition and investment related costs	462
Deferred tax expense on gain on sale of real estate and land	131
Depreciation and amortization	111,835
Equity income from co-investments	(4,458)
Gain on sale of marketable securities	(2,843)
Gain on sale of real estate and land	(134,303)
Insurance reimbursements, legal settlements and other	(429)
Interest expense, net (1)	52,291
Loss on early retirement of debt	395
Adjusted EBITDA	$227,598

(1)	Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges.

Encumbered

Encumbrance means any mortgage, deed of trust, lien, charge, pledge, security interest, security agreement or other encumbrance of any kind.

Funds From Operations (“FFO”)

FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), is generally considered by industry analysts as an appropriate measure of performance of an equity REIT. Generally, FFO adjusts the net income of equity REITs for non-cash charges such as depreciation and amortization of rental properties, impairment charges, gains on sales of real estate and extraordinary items. Management considers FFO and FFO which excludes merger, integration and acquisition costs and items that are not routine or not related to the Company’s core business activities, which is referred to as “Core FFO”, to be useful financial performance measurements of an equity REIT because, together with net income and cash flows, FFO and Core FFO provide investors with additional bases to evaluate the operating performance and ability of a REIT to incur and service debt and to fund acquisitions and other capital expenditures and the ability to pay dividends.

See Company’s 10-K and 10-Q for additional disclosures
S-17.1

E S S E X  P R O P E R T Y  T R U S T, I N C.
Reconciliations of Non-GAAP Financial Measures and Other Terms

Funds From Operations (“FFO”) - continued

FFO and Core FFO do not represent net income or cash flows from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not intended to indicate whether cash flows will be sufficient to fund cash needs. These measures should not be considered as an alternative to net income as an indicator of the REIT’s operating performance or to cash flows as a measure of liquidity. FFO and Core FFO do not measure whether cash flow is sufficient to fund all cash needs including principal amortization, capital improvements and distributions to shareholders. FFO and Core FFO do not represent cash flows generated from operating, investing or financing activities as defined under U.S. GAAP. Management has consistently applied the NAREIT definition of FFO to all periods presented. However, there is judgment involved and other REITs’ calculation of FFO may vary from the NAREIT definition for this measure, and thus their disclosures of FFO may not be comparable to the Company’s calculation.

The reconciliations of diluted FFO and Core FFO are detailed on page S-3 in the section titled “Consolidated Funds From Operations”.

Interest Expense, Net

Interest expense, net is a U.S. GAAP measure and is presented on page S-1 titled “Consolidated Operating Results”. Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges and is presented in the table below (Dollars in thousands):

	Three Months Ended	Twelve Months Ended
	December 31,	December 31,
	2016	2016
Interest expense	$(55,176)	$(219,904)
Adjustments:
Interest rate hedge ineffectiveness	250	250
Total return swap income	2,635	11,716
Interest expense, net	$(52,291)	$(207,938)

Net Indebtedness Divided by Adjusted EBITDA

This credit ratio is presented on page S-6 in the section titled “Selected Credit Ratios”. This credit ratio is calculated by dividing net indebtedness by Adjusted EBITDA, as annualized based on the most recent quarter, and adjusted for estimated net operating income from properties acquired during the quarter. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company’s ability to service debt obligations to that of other companies. Net indebtedness is total debt, net less unamortized premiums, discounts, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities. The reconciliation of Adjusted EBITDA is set forth in “Adjusted EBITDA Reconciliation” above. The calculation of this credit ratio and a reconciliation of net indebtedness to total debt, net is presented in the table below (Dollars in thousands):

Total debt, net	$5,563,260
Adjustments:
Unamortized premiums, discounts, and debt issuance costs	(25,170)
Cash and cash equivalents-unrestricted	(64,921)
Marketable securities	(139,189)
Net Indebtedness	$5,333,980

Adjusted EBITDA, annualized (1)	$910,392

Net Indebtedness Divided by Adjusted EBITDA, annualized	5.9

(1)	Based on the amount for the most recent quarter, multiplied by four.

See Company’s 10-K and 10-Q for additional disclosures
S-17.2

E S S E X  P R O P E R T Y  T R U S T, I N C.
Reconciliations of Non-GAAP Financial Measures and Other Terms

Net Operating Income (“NOI”) and Same-Property NOI Reconciliations

Net Operating Income (“NOI”) and Same-property NOI are considered by management to be an important supplemental performance measures to earnings from operations included in the Company’s consolidated statements of income. The presentation of same-property NOI assists with the presentation of the Company’s operations prior to the allocation of depreciation and any corporate-level or financing-related costs. NOI reflects the operating performance of a community and allows for an easy comparison of the operating performance of individual communities or groups of communities. In addition, because prospective buyers of real estate have different financing and overhead structures, with varying marginal impacts to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or group of assets. The Company defines same-property NOI as same-property revenue less same-property operating expenses, including property taxes. Please see the reconciliation of earnings from operations to NOI and same-property NOI, which in the table below is the NOI for stabilized properties consolidated by the Company for the periods presented (Dollars in thousands):

	Q4’16	Q4’15	YTD 2016	YTD 2015
Earnings from operations	$105,520	$92,204	$420,800	$331,174
Adjustments:
Depreciation and amortization	111,835	116,477	441,682	453,423
Management and other fees	(2,133)	(2,100)	(8,278)	(8,909)
General and administrative	12,224	8,867	40,751	40,090
Merger and integration expenses	-	-	-	3,798
Acquisition and investment related costs	462	1,057	1,841	2,414
NOI	227,908	216,505	896,796	821,990
Less: Non-same property NOI	(28,517)	(30,316)	(115,934)	(99,320)
Same-Property NOI	$199,391	$186,189	$780,862	$722,670

Projected EPS, FFO and Core FFO per diluted share

With respect to the Company’s guidance regarding its projected FFO and Core FFO for the first quarter of 2017 and full-year 2017, which guidance is set forth in the earnings release for the fourth quarter of 2016 and on page S-14 of this supplement, a reconciliation of projected net income per share to projected FFO per share and projected Core FFO per share, as set forth in such guidance, is presented in the table below.

		2017 Guidance Range (1)
	YTD Actual	1st Quarter 2017		Full Year 2017
		Low	High	Low	High
EPS - diluted	$6.27	$0.92	$1.02	$3.98	$4.38
Conversion from GAAP share count	(0.21)	(0.03)	(0.03)	(0.14)	(0.14)
Depreciation & amortization expense	7.26	1.87	1.87	7.48	7.48
Noncontrolling interests related to Operating Partnership units	0.21	0.03	0.03	0.14	0.14
Gain on sale of real estate	(2.47)	-	-	-	-
Deferred tax expense	0.06	-	-	-	-
FFO per share - diluted	11.12	2.79	2.89	11.46	11.86
Gain on sale of marketable securities	(0.08)	-	-	-	-
Excess of redemption value of preferred stock over carrying value	0.04	-	-	-	-
Acquisition and investment related costs	0.03	0.01	0.01	0.02	0.02
Other non-core adjustments	(0.07)	-	-	-	-
Core FFO per share - diluted	$11.04	$2.80	$2.90	$11.48	$11.88

(1)	2017 Guidance Range excludes projected gain on sale of real estate and projected gain on sale of marketable securities until they are realized within the reporting period presented in this report.

See Company’s 10-K and 10-Q for additional disclosures
S-17.3

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Reconciliations of Non-GAAP Financial Measures and Other Terms

Public Bond Covenants

Public Bond Covenants refers to certain covenants set forth in instruments governing the Company’s unsecured indebtedness. These instruments require the Company to meet specified financial covenants, including covenants relating to net worth, fixed charge coverage, debt service coverage, the amounts of total indebtedness and secured indebtedness, leverage and certain investment limitations. These covenants may restrict the Company’s ability to expand or fully pursue its business strategies. The Company’s ability to comply with these covenants may be affected by changes in the Company’s operating and financial performance, changes in general business and economic conditions, adverse regulatory developments or other events adversely impacting it. The breach of any of these covenants could result in a default under the Company’s indebtedness, which could cause those and other obligations to become due and payable. If any of the Company’s indebtedness is accelerated, it may not be able to repay it. For risks related to failure to comply with these covenants, see “Item 1A: Risk Factors - Risks related to Our Indebtedness and Financing” in the Company’s Annual Report on Form 10-K and other reports filed by the Company with the Securities and Exchange Commission (“SEC”).

The ratios set forth on page S-6 in the section titled “Public Bond Covenants” are provided only to show the Company’s compliance with certain specified covenants that are contained in indentures related to the Company’s issuance of Senior Notes, which indentures are filed by the Company with the SEC. See, for example, the Indenture dated April 11, 2016, filed by the company as Exhibit 4.1 to the Company’s Form 8-K, filed on April 11, 2016. These ratios should not be used for any other purpose, including without limitation to evaluate the Company’s financial condition or results of operations, nor do they indicate the Company’s covenant compliance as of any other date or for any other period. The capitalized terms in the disclosure are defined in the Indentures filed by the Company via Form 8-Ks and may differ materially from similar terms used by other companies that present information about their covenant compliance.

Secured Debt

Secured Debt means Debt of the Company or any of its Subsidiaries which is secured by an Encumbrance on any property or assets of the Company or any of its Subsidiaries. The calculation of Secured Debt is set forth on page S-5.

Unencumbered NOI to Adjusted Total NOI

This ratio is presented on page S-6 in the section titled “Selected Credit Ratios”. Unencumbered NOI means the sum of NOI for those real estate assets which are not subject to an Encumbrance securing Debt. The ratio of Unencumbered NOI to Adjusted Total NOI for the three months ended December 31, 2016, annualized, is calculated by dividing Unencumbered NOI, annualized for the three months ended December 31, 2016 and as further adjusted for pro forma NOI for properties acquired or sold during the recent quarter, by Adjusted Total NOI as annualized. The calculation and reconciliation of NOI is set forth in “Net Operating Income (“NOI”) and Same-Property NOI Reconciliation” above. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company’s ability to service debt obligations to that of other companies. The calculation of this ratio is presented in the table below (Dollars in thousands):

Annualized
Q4’16 (1)
NOI	$911,632
Adjustments:
NOI from real estate assets sold	(14,567)
Other, Net	861
Adjusted Total NOI	897,926
Less: Encumbered NOI	(293,748)
Unencumbered NOI	$604,178

Encumbered NOI	$293,748
Unencumbered NOI	604,178
Adjusted Total NOI	$897,926

Unencumbered NOI to Adjusted Total NOI	67%

(1)	This table is based on the amounts for the most recent quarter, multiplied by four.

See Company’s 10-K and 10-Q for additional disclosures
S-17.4